UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 29, 2005


                              Books-A-Million, Inc.
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               (Exact name of registrant as specified in its charter)


    DELAWARE                       0-20664                           63-0798460
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(State or other jurisdiction     (Commission                     (IRS Employer
  of incorporation)              File Number)               Identification No.)


402 Industrial Lane, Birmingham, Alabama                          35211
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(Address of principal executive offices)                             (Zip Code)

      Registrant's telephone number, including area code (205) 942-3737
                                                        -----------------


                                       N/A
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              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

       Section 4 - Matters Related to Accountants and Financial Statements


Item 4.01 Changes in Registrant's Certifying Accountant.

         Upon the recommendation of the Audit Committee of the Board of Directors of Books-A-Million, Inc. (the "Company"), Deloitte & Touche LLP ("Deloitte") has been dismissed as the Company's independent auditor effective April 29, 2005. Deloitte served as the Company's independent auditor for fiscal years 2003, 2004 and 2005. The reports of Deloitte for those fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During those fiscal years and for fiscal year 2006 through April 29, 2005 there were no
(A) disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to such disagreements in its reports provided to the Company; and (B) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Company has provided Deloitte with a copy of the disclosures contained herein and have requested that Deloitte provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the statements contained herein. Deloitte has provided such letter to the Company, a copy of which is filed as
Exhibit 16.1 hereto.

         Effective April 29, 2005, the Company's Audit Committee engaged Grant Thornton LLP to audit the Company's financial statements for the fiscal year ending on January 28, 2006. Prior to the engagement of Grant Thornton LLP, neither the Company nor anyone on behalf of the Company had consulted with Grant Thornton LLP during the Company's two most recent fiscal years and for fiscal year 2006 through April 29, 2005 in any matter regarding either: (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report nor oral advice provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (B) any matter which was the subject of either a disagreement or a reportable event, as each are defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.




                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.


(c) Exhibit.

Exhibit No.              Document Description
16.1                     Letter from Deloitte & Touche LLP

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      _____________BOOKS-A-MILLION, INC._______
                                                   ---------------------
                                                       (Registrant)

Date _May 5, 2005
_____________________________

                     ___________________/s/ Richard S. Wallington______________
                                        -------------------------
                                               (Signature)
                               Name:  Richard S. Wallington
                               Title:   Chief Financial Officer

                                  EXHIBIT INDEX





Exhibit No.              Document Description
16.1                     Letter from Deloitte & Touche LLP